SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. ____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]

Preliminary Proxy Statement.

[   ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[X]

Definitive Proxy Statement.

[   ]

Definitive Additional Materials.

[   ]

Soliciting Material Pursuant to §250.14a-12.

FRONTEGRA FUNDS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement

if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]

No fee required.

[   ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)

Title of each class of securities to which transaction applies: ______________________________

(2)

Aggregate number of securities to which transaction applies: ______________________________

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule

0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

_______________________________________________________________________________

(4)

Proposed maximum aggregate of transaction: __________________________________________

(5)

Total fee paid: ___________________________________________________________________

[   ]

Fee paid previously with preliminary materials.

[   ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:__________________________________________________________

(2)

Form, Schedule or Registration Statement No.:_________________________________________

(3)

Filing Party: ____________________________________________________________________

(4)

Date Filed: _____________________________________________________________________

FRONTEGRA GROWTH FUND

A Series of

FRONTEGRA FUNDS, INC.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

March 10, 2003

Dear Shareholder:

I am writing to inform you of the upcoming Special Meeting of Shareholders of the Frontegra Growth Fund (the “Fund”) to be held at 10:00 a.m., Wednesday, April 30, 2003, at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  At this meeting, you are being asked to vote on an important proposal affecting the Fund:  to approve a new sub-advisory agreement between Frontegra Asset Management, Inc. (“Frontegra”), the adviser to the Fund, and Northern Capital Management, LLC (“Northern”), the sub-adviser to the Fund. As discussed in more detail in the enclosed Proxy Statement, the previous sub-advisory agreement terminated on January 15, 2003 due to the acquisition of a majority interest in Northern by MDF Partners LLC, a limited liability company owned primarily by Northern’s senior management team.  To avoid disruption of the Fund’s investment management program, the Board of Directors of Frontegra Funds, Inc. (the “Company”) approved an interim sub-advisory agreement in accordance with Rule 15a-4 under the Investment Company Act of 1940.  The interim agreement has a term of 150 days from January 15, 2003.  Therefore, in order to ensure continuity and to avoid disruption of the Fund’s investment management program, the Board of Directors approved a new sub-advisory agreement and recommended that shareholders of the Fund be asked to approve this agreement.  The new sub-advisory agreement provides that, following shareholder approval, Northern will continue to provide investment advisory services on the same terms and with the same fee structure under which it currently operates.  The Board of Directors of the Company unanimously believes that this proposal is in the Fund’s and your best interest.

The Board of Directors of the Company has unanimously approved this proposal and recommends a vote “FOR” the proposal.  If you have any questions regarding the issues to be voted on or need assistance in completing your proxy card, please contact us at 1-888-825-2100.

Thank you for investing in the Fund and for your continuing support.

Sincerely,

William D. Forsyth, III

Co-President of Frontegra Funds, Inc.

Thomas J. Holmberg, Jr.

Co-President of Frontegra Funds, Inc.

Enclosures

FRONTEGRA GROWTH FUND

A Series of

FRONTEGRA FUNDS, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Frontegra Growth Fund (the “Fund”) will be held at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062 on Wednesday, April 30, 2003, at 10:00 a.m., local time.  The purpose of the meeting is:

1.

To approve the new sub-advisory agreement between Frontegra Asset Management, Inc., the adviser to the Fund, and Northern Capital Management, LLC, the sub-adviser to the Fund; and

2.

To consider and act upon any other business which may properly come before the Meeting or any adjournments thereof.

Only shareholders of record at the close of business on February 28, 2003, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY.

As a shareholder of the Frontegra Growth Fund, you are asked to attend the meeting either in person or by proxy.  If you are unable to attend the meeting in person, we urge you to complete, sign, date and return the enclosed proxy card in the enclosed postage prepaid envelope.  Your prompt return of the proxy card will help assure a quorum at the meeting and avoid additional expenses to the Fund associated with further solicitation.  If you wish to attend the meeting and vote your shares in person at that time, you will still be able to do so.  You may revoke your proxy before it is voted by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person.

By Order of the Board of Directors,

Thomas J. Holmberg, Jr.

Secretary

Northbrook, Illinois

March 10, 2003

FRONTEGRA GROWTH FUND

A Series of

FRONTEGRA FUNDS, INC.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To be held on April 30, 2003

General.  This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Frontegra Funds, Inc. (the “Company”) for the Frontegra Growth Fund (the “Fund”).  The proxy will be voted at the Special Meeting (the “Meeting”) of Shareholders to be held at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062 on April 30, 2003, at 10:00 a.m., local time, and any adjournments thereof, for the purposes set forth in the enclosed Notice of Special Meeting of Shareholders.  The Notice of Special Meeting of Shareholders, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about March 10, 2003.

Record Date/Shareholders Entitled to Vote.  The Fund is a separate investment portfolio, or series, of the Company, a Maryland corporation and registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The record holders of outstanding shares of the Fund are entitled to one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting.  Only shareholders of record as of the close of business on February 28, 2003 (the “Record Date”), will be entitled to notice of, and to vote at, the Meeting and any adjournments thereof.  As of the Record Date, there were 1,651,720 issued and outstanding shares of the Fund.

Share Ownership.  The following table sets forth information regarding the beneficial ownership of the Fund’s outstanding shares as of the Record Date by (i) the directors and executive officers of the Company, (ii) the directors and executive officers of the Company as a group and (iii) persons who are known by the Fund to beneficially own more than 5% of the Fund’s outstanding shares:

Name and Address	Number of Shares	Percentage
William D. Forsyth(1)	10,859	*
Thomas J. Holmberg, Jr.(1)	0	*
David L. Heald(2)	711	*
James M. Snyder(3)	0	*
All directors and executive officers as a group (4 persons)	11,570	*

_______________

(1)

The address of Mr. Forsyth and Mr. Holmberg is Frontegra Asset Management, Inc., 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.

(2)

Mr. Heald’s address is 400 Skokie Boulevard, Suite 260, Northbrook, Illinois 60062.

(3)

Mr. Snyder’s address is 1723 Pinehurst Lane, Flossmoor, Illinois 60422.

•

Less than 1%.

Name and Address	Number of Shares	Percentage
American Express Trust Co. FBO American Express Trust Retirement Services 50534 AXP Financial Center Minneapolis, MN 55474-0505	218,230	13.2%
Richland Medical Center P/S & 401K Trust FBO Richland Medical Center 301 E. 2nd Street Richland Center, WI 53581-1900	190,368	11.5%
Mitra & Co. 1000 N. Water Street Milwaukee, WI 53202-6648	143,080	8.7%
State Street Bank & Trust Co., Custodian FBO Various Retirement Plans (CHA) 801 Pennsylvania Avenue Kansas City, MO 64105-1307	138,947	8.4%
State Street Bank & Trust Co., Custodian Madison Psychiatric Association Unitized Plan 801 Pennsylvania Avenue Kansas City, MO 64105-1307	122,182	7.4%
State Street Bank & Trust Co., Custodian Madison Psychiatric Association Profit Sharing Plan 801 Pennsylvania Avenue Kansas City, MO 64105-1307	89,542	5.4%
Madison Orthodontics Equity Option 5605 Odana Road Madison, WI 53719-1207	85,236	5.2%

Based on the foregoing, as of the Record Date, no person owned a controlling interest in the Fund.

Voting of Proxies.  Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy.  You can do this by completing, dating, signing and returning the enclosed proxy card.  Properly executed proxies will be voted as you instruct.  If no choice is indicated, proxies will be voted FOR proposal 1 set forth in the Notice and in accordance with the best judgment of the persons named as proxies on such other matters as may properly come before the Meeting.  Any shareholder giving a proxy has the power to revoke it at any time before it is voted at the Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.  If not so revoked, the shares represented by the proxy will be voted at the Meeting, and any adjournments thereof, as instructed.  Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

Quorum Required to Hold Meeting.  In order to transact business at the Meeting, a “quorum” must be present.  Under the Company’s By-Laws, a quorum is constituted by the presence in person or by proxy of one-third of the outstanding shares of all series entitled to vote at the Meeting.  As noted above, the Fund is a separate “series” of the Company.  Accordingly, for purposes of the Meeting, a quorum will be constituted by the presence in person or by proxy of one-third of the outstanding shares of the Fund, which is the only series entitled to vote at the Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter.  Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting, except that for any proposal requiring the affirmative vote of the Fund’s outstanding shares for approval, a broker non-vote or abstention will have the effect of a vote against the proposal.

In the event that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the Secretary of the Meeting or the holders of a majority of the shares of the Fund present at the Meeting in person or by proxy may adjourn the Meeting to permit further solicitation of proxies.

Method and Cost of Proxy Solicitation.  Proxies will be solicited by the Company primarily by mail.  The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Fund or the Fund’s investment adviser, Frontegra Asset Management, Inc. (“Frontegra”), who will not be paid for these services.  The Fund’s sub-adviser, Northern Capital Management, LLC (“Northern”) will pay the costs of the Meeting and the expenses incurred in connection with the solicitation of proxies, including those expenses incurred by Frontegra.  Northern will also reimburse brokers and other nominees for their reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Other Information.  The Fund’s investment adviser is Frontegra, 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  The Fund’s administrator is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  The Fund’s sub-adviser is Northern, 8010 Excelsior Drive, Suite 300, Madison, Wisconsin 53717.

COPIES OF THE FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE UPON WRITING TO THE FUND, C/O U.S. BANCORP FUND SERVICES, LLC, P.O. BOX 701, MILWAUKEE, WISCONSIN, 53201-0701 OR BY CALLING, TOLL-FREE, 1-888-825-2100.

PROPOSAL 1:  TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN FRONTEGRA ASSET MANAGEMENT, INC. AND NORTHERN CAPITAL MANAGEMENT, LLC

Pursuant to an interim sub-advisory agreement dated January 15, 2003 (the “Interim Sub-Advisory Agreement”), Northern currently provides sub-advisory services to the Fund and, subject to the supervision of Frontegra, the adviser to the Fund, manages the portfolio assets of the Fund.  The Interim Sub-Advisory Agreement was approved by the Board of Directors on November 19, 2002.  The Interim Sub-Advisory Agreement became effective when MDF Partners LLC (“MDF”), a limited liability company owned primarily by Northern’s senior management team, acquired a majority interest in Northern from NCM Inc., a wholly owned subsidiary of Old Mutual (US) Holdings Inc. (“Old Mutual”) in a transaction described below. Prior to January 15, 2003, Northern provided sub-advisory services to the Fund under a prior sub-advisory agreement (the “Prior Sub-Advisory Agreement”).  The Prior Sub-Advisory Agreement was approved by the Board of Directors, including all Directors who are not interested persons within the meaning of the 1940 Act, on August 19, 2002.

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser or sub-adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders.  Section 15(a) also provides that any such advisory contract must terminate on its “assignment.”  Section 2(a)(4) provides that a change of control of an investment adviser or sub-adviser, such as MDF’s purchase of a majority interest of Northern, constitutes an assignment.  Consequently, MDF’s purchase of a majority interest in Northern caused the Prior Sub-Advisory Agreement to terminate.  Rule 15a-4 under the 1940 Act permits a fund to be advised under a short-term contract until shareholders can vote on a new contract.  In accordance with Rule 15a-4, the Board of Directors, including all Directors who are not interested persons within the meaning of the 1940 Act, approved the Interim Sub-Advisory Agreement on November 19, 2002.  The Interim Sub-Advisory Agreement allows Northern to manage the Fund under substantially the same terms as the Prior Sub-Advisory Agreement until June 14, 2003.  In order for Northern to continue to serve as sub-adviser to the Fund, shareholders of the Fund must approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”).

On March 6, 2003, the Board approved the New Sub-Advisory Agreement and recommended that it be submitted to Fund shareholders for approval.  If approved by the shareholders of the Fund, the New Sub-Advisory Agreement will be executed and become effective upon the date of the shareholder meeting (currently scheduled for April 30, 2003).  The New Sub-Advisory Agreement is substantially identical to the Prior Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.  The Prior Sub-Advisory Agreement was approved by the shareholders of the Fund on November 30, 2000 in connection with Old Mutual’s purchase of a controlling interest in Northern.

The Transaction.  Prior to the recent change of ownership, Northern employees owned a minority interest in the firm.  In order to increase the employee ownership stake in Northern, MDF entered into an agreement with Old Mutual, a United Kingdom-based financial services company, pursuant to which MDF purchased a majority interest in Northern on January 15, 2003.  As a result of this transaction, MDF owns 75% of the interests of Northern and NorCap Associates LLC, an employee-owned investment vehicle, owns 17.5% of the interests of Northern.  MDF is a Wisconsin limited liability company primarily owned by members of Northern’s senior management team.  Individual investors own the remaining 7.5% of the interests of Northern.

The change of control is not expected to result in any changes to Northern’s investment process, operations or employees or to its sub-advisory services to the Fund.  Northern’s portfolio management team will continue to be responsible for the day-to-day management responsibility for the Fund’s portfolio, and Northern’s Investment Committee will continue to determine the Fund’s overall investment strategy, portfolio allocation and risk parameters.  The portfolio management team is managed primarily by Daniel T. Murphy and Brian A. Hellmer, and the Investment  Committee consists of Stephen L. Hawk, Mr. Murphy and Mr. Hellmer.  There have been no changes to the membership of these groups as a result of the transaction.

Summary of the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement.  A copy of the New Sub-Advisory Agreement marked to indicate the changes between the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A.  The following description of the Agreements is only a summary.  You should refer to Exhibit A for the complete Prior and New Sub-Advisory Agreements.

Advisory Services.  Both the Prior and New Sub-Advisory Agreements provide that Northern provides certain investment advisory services to the Fund, including investment research and management, subject to the supervision of the Board of Directors and Frontegra.

Management Fees.  Both the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement provide that Frontegra will pay Northern a fee with respect to the Fund based on the Fund’s average daily net assets.  Under both the Prior and New Sub-Advisory Agreements, Northern is compensated by Frontegra for its investment advisory services at the annual rate of (i) 0.25% of the Fund’s average daily net assets prior to the first date when the Fund’s average daily net assets exceed $200 million and (ii) 0.30% of the Fund’s average daily net assets on and after the first date when the Fund’s average daily net assets exceed $200 million.  As of the Record Date, the Fund’s average daily net assets were $12.6 million.

Brokerage Policies.  The Prior and New Sub-Advisory Agreements authorize Northern to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct Northern to use its best efforts to obtain the best available price and most favorable execution.  Northern may pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the research, software or other services provided by the broker to Northern.  However, both the Prior and New Sub-Advisory Agreements provide that such higher commissions will not be paid by the Fund unless Northern determines the commissions are reasonable in relation to the value of services provided and satisfies other requirements.

Payment of Expenses.  Both the Prior and New Sub-Advisory Agreements provide that Northern will pay all of the costs and expenses incurred by it in connection with its advisory services provided for the Fund.  Northern will not be required to pay the costs and expenses associated with purchasing securities, commodities and other investments for the Fund (including brokerage commissions and other transaction or custodial charges).

Duration and Termination.  Both the Prior and New Sub-Advisory Agreements provide that it shall continue in effect for two years from the respective effective date, and thereafter for successive periods of one year, subject to annual approval by the Board or Fund shareholders.  Both the Prior and New Sub-Advisory Agreements may be terminated by the Board, Frontegra or a vote of a majority of the shareholders of the Fund upon not more than 60 days’ notice, or by Northern upon 120 days’ notice.

During the fiscal year ended June 30, 2002, Northern received $42,920 from Frontegra for its investment advisory services to the Fund.

Executive Officers and Managing Member of Northern.  Information regarding the principal executive officers and managing member of Northern is set forth below.

Stephen L. Hawk is the Chairman and Chief Executive Officer of Northern.  Daniel T. Murphy is the President and Chief Investment Officer of Northern.  Brian A. Hellmer, Paul Perry, Evan Weston and Steve Hurlbert are each a Senior Vice President of Northern.  Sarah Lucas is the Financial and Compliance Officer of Northern.  MDF is the managing member of Northern.  The address of MDF and all of the above individuals is 8010 Excelsior Drive, Suite 300, Madison, Wisconsin 53717.

Required Vote.  Approval of the New Sub-Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding shares.  If the New Sub-Advisory Agreement is approved by the Fund’s shareholders, it will become effective on April 30, 2003.  If the shareholders of the Fund do not approve the New Sub-Advisory Agreement, the Interim Sub-Advisory Agreement will terminate on June 14, 2003 and Northern will cease to serve as the sub-adviser of the Fund.  In that event, Frontegra will consider its options regarding a sub-adviser for the Fund, including, but not limited to, advising the Fund directly or initiating the process of engaging a new sub-adviser for the Fund.  Nonetheless, Northern will be entitled to receive the lesser of the sub-advisory fees held in escrow since January 15, 2003 or the amount of expenses actually incurred by Northern while performing services under the Interim Sub-Advisory Agreement.

Recommendation of the Board of Directors.  The Board believes that the terms and conditions of the New Sub-Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders.  The Board believes that, despite the purchase of a majority interest in Northern by MDF, there will be no change in the services provided by Northern to the Fund.  The Board considered that there will be no change in the portfolio management team who will handle the day-to-day management responsibilities for the Fund’s portfolio or to the members of Northern’s Investment Committee who determine the Fund’s overall investment strategy, portfolio allocation and risk parameters.  The Board considered that Northern may receive certain benefits from its relationship with the Fund, such as research and other services in exchange for brokerage allocation, and determined that such benefits have been of a de minimis nature.  Except with respect to the effective and termination dates, the terms of the New Sub-Advisory Agreement are substantially identical to the terms of the Prior Sub-Advisory Agreement, which was approved by the Board on August 19, 2002.  At that time, the Board compared the Fund’s fees and expenses in relation to various industry averages, which the Board believes are still valid.  On that basis, the Board believes that the fees paid by the Fund to the Adviser are reasonable, and, in turn, that the portion of the fees paid by the Adviser to the Sub-Adviser under the New Sub-Advisory Agreement are also reasonable.  The Board also believes that the Fund should continue to use Northern as its subadviser due to the quality of services provided by Northern.  Accordingly, the Board recommends that the shareholders of the Fund vote to approve the New Sub-Advisory Agreement.

Other Shareholder Information.  As a result of the transaction described above, MDF acquired a 75% ownership interest in Northern.  The address of MDF, a Wisconsin limited liability company, is 8010 Excelsior Drive, Suite 300, Madison, Wisconsin 53717.  Daniel Murphy is the President and a Director of MDF and a controlling owner of both Northern and MDF.  Brian Hellmer is the Vice President, a Director and a controlling owner of MDF.  Paul Perry is the Secretary, a Director and a non-controlling owner of MDF.  Sarah Lucas is the Treasurer of MDF.  Evan Weston is a Director and a non-controlling owner of MDF.  Ana Maria Murphy is a non-controlling owner of MDF.  The address of all of the above individuals, except Ms. Murphy, is 8010 Excelsior Drive, Suite 300, Madison, Wisconsin 53717.  The address of Ms. Murphy is 3014 Woodland Trail, Middleton, Wisconsin 53562.

OTHER MATTERS

The Board knows of no other matters that may come before the Meeting, other than proposal 1 as set forth above.  If any other matters properly come before the Meeting, it is the intention of the persons acting pursuant to the enclosed proxy card to vote the shares represented by such proxies in accordance with their best judgment with respect to such matters.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

As a Maryland corporation, the Company, on behalf of the Fund, is not required to hold shareholder meetings on a regular basis.  Accordingly, the Company does not intend to hold such meetings unless required to do so under the 1940 Act.  Any shareholder who wishes to submit a proposal for consideration at the next meeting of shareholders, when and if such meeting is called, should submit such proposal to the Secretary of the Fund at the Company’s principal offices within a reasonable time before solicitation of proxies for such meeting occurs.  The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.  Also, the submission does not mean that the proposal will be presented at the meeting.  For a shareholder proposal to be considered at a shareholder’s meeting, it must comply with Maryland law.

By Order of the Board of Directors,

Thomas J. Holmberg, Jr.

Secretary

Northbrook, Illinois

March 10, 2003

EXHIBIT A

SUBADVISORY AGREEMENT

THIS SUBADVISORY AGREEMENT is entered into as of the 30th day of ~~November~~April, ~~2000~~2003 between Frontegra Asset Management, Inc. (“Adviser”) and Northern Capital Management, LLC (“Subadviser”).

W I T N E S S E T H

WHEREAS, Frontegra Funds, Inc., a Maryland corporation (the “Corporation”), is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, pursuant to an Investment Advisory Agreement with Adviser (the “Advisory Agreement”), the Corporation has retained Adviser to act as its investment adviser;

WHEREAS, the Corporation is currently comprised of ~~four~~five series: the Frontegra Total Return Bond Fund, the Frontegra Opportunity Fund, the Frontegra Growth Fund, the Frontegra Investment Grade Bond Fund, and the Frontegra ~~Emerging Growth~~ Horizon Fund;

WHEREAS, the Advisory Agreement permits Adviser to delegate certain of its duties to a subadviser, subject to the requirements of the 1940 Act; and

WHEREAS, Adviser desires to retain Subadviser as subadviser for the Frontegra Growth Fund (the “Fund”).

NOW, THEREFORE, Adviser and Subadviser mutually agree as follows:

1.

Appointment as Subadviser.  Adviser hereby retains Subadviser to act as subadviser for the Fund, subject to the supervision of Adviser and the Board of Directors of the Corporation and subject to the terms of this Agreement, and Subadviser agrees to accept such employment.

2.

Duties of Subadviser.

(a)

Investments.  Subject to the 1940 Act, the direction of Adviser, the Board of Directors of the Corporation and the investment policies and restrictions of the Fund as set forth in the Corporation’s current registration statement on Form N-1A, Subadviser is authorized and directed to purchase, hold, sell and monitor on a continuous basis investments for the account of the Fund (the “Investments”).  In providing these services, Subadviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets.  Adviser will provide Subadviser with reasonable assistance in connection with Subadviser’s activities under this Agreement, including without limitation, information concerning the Fund, its funds available for investment and general affairs of the Corporation.

(b)

Allocation of Brokerage.  Subject to the supervision of Adviser and the Board of Directors of the Corporation, Subadviser is authorized and directed to establish and maintain accounts on behalf of the Fund, place orders for the purchase and sale of Investments with or through, such persons, brokers or dealers as Subadviser may elect, and negotiate commissions to be paid on such transactions.  In selecting brokers or dealers and placing orders, Subadviser will seek to obtain the most favorable combination of price and execution available (considering all factors it deems relevant, including price, size of transaction, nature of the market for the security, amount of commission, if any, timing, reputation of broker or dealer and other factors), except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as provided below.

The Subadviser may cause the Fund to pay a broker that provides brokerage and research services to the Subadviser a commission in excess of the commission that another broker would have charged for effecting that transaction provided (i) the Subadviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker in the terms of the particular transaction or in terms of the Subadviser’s overall responsibilities with respect to the Fund and the other accounts as to which the Subadviser exercises investment discretion, (ii) such commission is paid in compliance with all applicable state and federal laws, including Section 28(e) of the Securities Exchange Act of 1934, as amended, and in accordance with this Agreement, and (iii) in the opinion of the Subadviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

To the extent not prohibited by applicable law, if Subadviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of Subadviser, it may aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of these securities and the expenses incurred in the transaction will be made by Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

(c)

Securities Transactions.  Subadviser and any of its affiliated persons will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable law or any exemptive regulatory order.  Subadviser will observe and comply with Rule 17j-l under the 1940 Act.  Upon request during any business day, Subadviser immediately will make available to Adviser or the Fund any reports concerning the Fund required to be made by Subadviser pursuant to Rule 17j-1 under the 1940 Act.

(d)

Books and Records.  Subadviser will maintain all books and records required to be maintained pursuant to the 1940 Act, including without limitation, a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions, and will furnish to Adviser in a timely manner all information relating to Subadviser’s services under this Agreement.  The Subadviser will also preserve such books and records for the periods prescribed in Rule 31a-2 under the 1940 Act.  All books and records remain the sole property of the Corporation and shall be immediately surrendered to the Corporation upon request, provided that Subadviser may retain a copy of the books and records.  Upon request during any business day, all books and records maintained under this Agreement immediately will be made available to the Corporation or Adviser.

(e)

Information Concerning Investments.  As Adviser or the Board of Directors of the Corporation may reasonably request, Subadviser will furnish reports on portfolio transactions and reports on Investments held in the portfolio in such detail as the requesting party may request.  As mutually agreed upon, Subadviser also will provide the Fund and Adviser periodic economic and investment analyses and reports or other investment services normally available to Subadviser’s other clients.  Upon reasonable advance notice, Subadviser will make its officers and employees available to meet with Adviser and the Corporation’s Board of Directors at the Corporation’s principal place of business or another mutually agreed location to review the Investments of the Fund.  Subadviser will inform the Corporation and Adviser of changes in investment strategy, tactics or key personnel.  Subadviser also will provide information or perform additional acts as are customarily performed by a subadviser or which are required for the Fund or Adviser to comply with their respective obligations under applicable law, including without limitation the Internal Revenue Code of 1986, the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Securities Act of 1933, as amended (the “1933 Act”), and any state securities law, rule or regulation.

(f)

Custody Arrangements.  Subadviser acknowledges receipt of a Custody Agreement for the Fund and, to the extent within its control, will comply with the requirements of the Custody Agreement.  On each business day, Subadviser will provide the Fund’s custodian with information relating to all transactions concerning the Fund’s assets as Adviser or the custodian requests.

(g)

Voting of Proxies.  Subadviser will have the power to vote all securities in which it invests Fund assets and shall not be required to seek or take instruction from Adviser or the Fund with respect to any such vote.

(h)

Agent.  Subject to any other written instructions of Adviser, the Corporation or the Fund, Subadviser is hereby appointed as Adviser’s, the Corporation’s and the Fund’s agent and attorney-in-fact for the limited purpose of executing account documentation, agreements, contracts and other documents as Subadviser is requested by brokers, dealers, counterparties and other persons in connection with its management of the Investments; provided, however, that any such documentation that the Subadviser shall execute shall comply with all laws, rules and regulations applicable to the business of the Adviser and the Corporation, including but not limited to the Advisers Act, the 1940 Act and the rules and regulations thereunder.  The Subadviser shall provide the Adviser and the Corporation with copies of any documents executed on behalf of the Adviser or the Corporation hereunder as soon as possible after the execution of any such documents.

(i)

Compliance with Applicable Law and Governing Documents.  With respect to all matters relating to its performance under this Agreement, Subadviser and its directors, officers, partners, employees and interested persons will act in accordance with all applicable law.  Subadviser will act in accordance with the Corporation’s governing instruments and regulatory filings, including the Corporation’s Articles of Incorporation, By-Laws, currently effective Registration Statement under the 1940 Act and the 1933 Act and Notice of Eligibility under Rule 4.5 of the Commodity Exchange Act (the “CEA”) (collectively, “Governing Instruments and Regulatory Filings”) and any instructions or directions of the Corporation, its Board of Directors or Adviser which whenever practicable the Adviser or the Corporation shall provide in writing.  Adviser will provide Subadviser with any amendments, supplements or other changes to the Governing Instruments and Regulatory Filings as soon as practicable after such materials become available, and upon receipt Subadviser will act in accordance with such amendments, supplements or other changes.

(j)

Corporation’s Name; Adviser’s Name.  Subadviser will have no rights relating to the Corporation’s name, the Fund’s name or in the name “Frontegra” as it is used in connection with investment products, services or otherwise, and Subadviser will make no use of such names without the express written consent of the Corporation, the Fund or Adviser, as the case may be; provided that notwithstanding anything in this Agreement, Subadviser shall be entitled to use the Fund’s name and the name “Frontegra” in connection with compiling and advertising its performance record and in Form ADV or any other document required to be filed with any governmental agency or self-regulatory organization.

3.

Services Exclusive.  Except as consented to by the Adviser in writing (which consent shall not be unreasonably withheld), during the term of this Agreement and for a period of one year thereafter, Subadviser (and its successors) and any person or entity controlled by Subadviser other than individual employees, will not act as investment adviser or subadviser or render investment advice to or sponsor, promote or distribute any investment company or comparable entity registered under the 1940 Act that is in the same Lipper category as the Fund.

4.

Duties of Adviser.  Adviser will continue to be responsible for all services to be provided to the Fund pursuant to the Advisory Agreement, and shall oversee and review Subadviser’s performance under this Agreement.

5.

Independent Contractor.  Subadviser will be an independent contractor in performing its duties under this Agreement and unless otherwise expressly provided herein or otherwise authorized in writing, will have no authority to act for or represent the Corporation, the Fund or Adviser in any way or otherwise be deemed an agent of the Corporation, the Fund or Adviser.

6.

Compensation.  Adviser will pay Subadviser a fee for its services (the “Subadvisory Fee”) at the annual rate of (i)  0.25 of 1% of the Fund’s average daily net assets prior to the first date when the Fund’s average daily net assets exceed $200 million and (ii)  0.30 of 1% of the Fund’s average daily net assets on and after the first date when the Fund’s average net assets exceed $200 million.  The Subadvisory Fee shall be accrued each calendar day during the term of this Agreement and the sum of the daily fee accruals shall be paid monthly as soon as practicable following the last day of each month.  The daily fee accruals will be computed by multiplying the fraction of 1/365 by the annual rate and multiplying the product by the net asset value of the Fund as determined in accordance with the Corporation’s registration statement as of the close of business on the previous business day on which the Fund was open for business, or in such other manner as the parties agree.  The Subadvisory Fee payable pursuant to this Section 6 shall not be reduced or affected in any way by any advisory fee reduction or waiver agreement, or any expense limitation undertaking, entered into between Fund and Adviser.

7.

Expenses.  The Subadviser shall bear all expenses incurred by it in connection with its services under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased by the Fund.  In addition, the Subadviser will, from time to time at its sole expense, employ such persons as it believes to be particularly fitted to assist it in the execution of its duties hereunder.  The Subadviser shall not be responsible for the Fund’s or the Adviser’s expenses.  Specifically, Subadviser will not be responsible for expenses of the Fund or the Adviser, including, but not limited to, the following:  (a) charges and expenses for determining the Fund’s net asset value and the maintenance of the Fund’s books and records and related overhead; (b) the charges and expenses of the Fund’s lawyers and auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and/or administrator appointed by the Fund; (d) brokers’ commissions, and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other government agencies; (f) fees and expenses required to be paid for registration with the SEC, or any fees and expenses required to be paid for the sale of Fund shares in any state; (g) expenses related to shareholders’ and directors’ meetings, and the preparation, printing and distribution of prospectuses, proxy statements, reports to shareholders and other Fund sales literature (other than those necessitated by events occurring at or caused by the Subadviser); (h) distribution fees payable pursuant to rule 12b-1 under the 1940 Act, if any; and (i) compensation payable to the Fund’s directors.  The Fund or the Adviser shall reimburse Subadviser for any such expenses or other expenses of the Fund or the Adviser as may be reasonably incurred by Subadviser on behalf of the Fund or the Adviser.  The Subadviser shall maintain and provide to the Fund or the Adviser adequate records of all such expenses.

8.

Representations and Warranties of Subadviser.  Subadviser represents and warrants to Adviser, the Corporation, and the Fund as follows:

(a)

Subadviser is registered as an investment adviser under the Advisers Act;

(b)

Subadviser will not engage in any futures transactions or options thereon on behalf of the Fund prior to Subadviser filing a notice of exemption pursuant to Rule 4.14 under the CEA with the Commodity Futures Trading Commission (the “CFTC”) and the National Futures Association or becoming otherwise qualified to act as a commodity trading advisor under the CEA;

(c)

Subadviser is a ~~corporation~~limited liability company duly organized and validly existing under the laws of ~~Wisconsin~~Delaware with the power to carry on its business as it is now being conducted;

(d)

The execution, delivery and performance by Subadviser of this Agreement are within its powers and have been duly authorized by all necessary action on the part of its members, and no action or filing with any governmental body, agency or official is required for the execution, delivery and performance of this Agreement, and the execution, delivery and performance by Subadviser of this Agreement do not contravene or constitute a default under any provision of applicable law, rule or regulation, Subadviser governing instruments or any agreement, judgment, injunction, order, decree or other instrument binding upon Subadviser;

(e)

This Agreement is a valid and binding agreement of Subadviser;

(f)

Subadviser has provided its current (and will provide all amendments thereto) Form ADV to Adviser, and each Form ADV provided to Adviser is and will be a true and complete copy of the form filed with the SEC and, to the best of Subadviser’s knowledge and belief, after consultation with counsel, the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and

(g)

Subadviser has provided its Code of Ethics to Adviser along with the certification required by Rule 17j-1(c)(ii) under the 1940 Act.  In accordance with Rule 17j-1, the Subadviser will submit any material changes to such Code of Ethics to the Corporation’s Board of Directors for approval no later than six months after adoption of the material changes.  During the term of this Agreement, Subadviser will annually certify to the Corporation’s Board of Directors that it has adopted procedures reasonably necessary to prevent access persons from violating the Code of Ethics, and will describe in a written report any issues arising under the Code regarding material violations of the Code and sanctions imposed in response thereto.

9.

Representations and Warranties of Adviser.  Adviser represents and warrants to Subadviser, as follows:

(a)

Adviser is registered as an investment adviser under the Advisers Act;

(b)

Adviser is a corporation duly organized and validly existing under the laws of Illinois with the power to carry on its business as it is now being conducted;

(c)

The execution, delivery and performance by Adviser of this Agreement are within its powers and have been duly authorized by all necessary action, and Adviser has caused to be taken all necessary action under the Advisory Agreement and the 1940 Act to authorize the retention of Subadviser under this Agreement, and no action or filing with any governmental body, agency or official is required for the execution, delivery and performance of this Agreement;

(d)

This Agreement is a valid and binding agreement of Adviser and the Corporation on behalf of the Fund; and

(e)

Adviser has provided to Subadviser the Corporation’s current Registration Statement on Form N-1A, and agrees to provide Subadviser with all supplements or amendments thereto and to advise Subadviser promptly in writing of any changes in the Fund’s investment policies or restrictions.

10.

Survival of Representations and Warranties.  All representations and warranties made by Subadviser pursuant to Section 8 will survive for the duration of this Agreement, and Subadviser will immediately notify Adviser and the Corporation in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.  In addition, Subadviser will deliver to Adviser and the Fund copies of any material amendments, supplements or updates to any of the information provided to Adviser within 15 days after becoming available.

11.

Liability and Indemnification.

(a)  Liability.  In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Subadviser of its duties or obligations under this Agreement, the Subadviser shall not be subject to any liability for errors of judgment, mistake of law or for any loss suffered by the Adviser, the Corporation, the Fund, or its shareholders in connection with matters to which this Agreement relates.  In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser of its duties or obligations under this Agreement, the Adviser shall not be subject to any liability to the Subadviser, for any act or omission in the course of, or in connection with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Investments; provided, however, that nothing herein shall relieve the Adviser or the Subadviser from any of their respective obligations under applicable law, including without limitation, federal and state securities laws and the CEA.

(b)  Indemnification.  The Subadviser shall indemnify the Adviser and the Corporation, and their respective officers, directors and “controlling persons” (within the meaning of Section 2(a)(9) of the 1940 Act), for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties or obligations hereunder or any violations of applicable law, including, without limitation, federal and state securities laws and the CEA.  The Adviser shall indemnify the Subadviser and its officers, directors, and “controlling persons” (within the meaning of Section 2(a)(9) of the 1940 Act) for any liability and expenses, including reasonable attorneys’ fees, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties and obligations hereunder or any violations of applicable law, including, without limitation, federal and state securities laws and the CEA.

12.

Duration and Termination.

(a)

Duration.  This Agreement shall begin for the Fund as of the date first written above and shall continue in effect for two years from the date of this Agreement and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if such continuation  shall be specifically approved at least annually (i) by the vote of a majority of the Board of Directors of the Corporation, including a majority of the directors who are not parties to this Agreement or “interested persons” of any such party (as defined in the 1940 Act), cast in person at a meeting called for that purpose or (ii) by the vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of the Fund.

(b)

Termination.  Notwithstanding anything to the contrary provided herein, this Agreement may be terminated at any time, without payment of any penalty:  (i) by the vote of a majority of the Board of Directors of the Corporation, by the vote of a majority of the outstanding voting securities of the Fund or, by Adviser, in each case upon not more than 60 days’ written notice; or (ii) by Subadviser upon 120 days’ written notice to Adviser, the Corporation, and the Fund.  This Agreement shall also terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act) or upon the termination of the Advisory Agreement.

13.

Amendment.  This Agreement may be amended by the mutual consent of the parties, provided that the terms of each such amendment shall be approved by (i) the affirmative vote of a majority of the Board of Directors of the Corporation cast in person at a meeting called for that purpose, including a majority of directors who are not “interested persons” of the Fund or the Adviser, and (ii) if necessary, by a vote of a majority of the outstanding voting securities of the Fund.  If such amendment is proposed in order to comply with the requirements of the SEC, state regulatory bodies or other governmental authorities, or to expressly obtain any advantage for Adviser and Subadviser under federal or state laws, Adviser will notify Subadviser of the form of amendment which it deems necessary or advisable and the reasons therefor, and if Subadviser declines to assent to such amendment, the Adviser may terminate this Agreement forthwith.

14.

Confidentiality.  Subject to the duties of the Subadviser to comply with applicable laws, including any demand of any regulatory or taxing authority having jurisdiction or under compulsory process of law, the Subadviser shall, during the term of this Agreement and for a period of 5 years thereafter, treat as confidential all non-public information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Corporation in respect thereof.  Information disclosed in voluntary and required reports to shareholders of the Corporation and to regulatory authorities is deemed to be public information.

15.

Notice.  Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at their principal places of business, which may from time to time be changed by the parties by notice to the other party.

16.

Governing Law.  This Agreement is governed by and construed in accordance with the laws of the United States and the internal laws of the State of Illinois; provided, however, that nothing herein shall be construed in a manner that is inconsistent with the 1940 Act, the Advisers Act or the rules and regulations promulgated with respect to such respective Acts.

17.

Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

18.

Third Party Rights.  In addition to the parties hereto, this Agreement is intended to be for the benefit of the Corporation, which is intended to be a third-party beneficiary hereunder and may, as such, exercise such rights as if it were the Adviser.  With the exception of such parties, no other party shall have any rights hereunder.

19.

Severability.  If any provision of this Agreement is held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

20.

Miscellaneous.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof.  Specifically, as used in this Agreement, “investment company,” “affiliated person,” “interested person,” “assignment,” “broker,” “dealer” and affirmative “vote of the majority of the Fund’s outstanding voting securities” shall all have such meaning as such terms have in the 1940 Act.  The term “investment adviser” shall have such meaning as such term has in the Advisers Act or the 1940 Act, as the case may be.  In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

FRONTEGRA ASSET MANAGEMENT, INC.

on behalf of Frontegra Growth Fund

By:

Its:

Attest:

NORTHERN CAPITAL MANAGEMENT, LLC

By:

Its:

Attest:

FRONTEGRA GROWTH FUND

A Series of

FRONTEGRA FUNDS, INC.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints William D. Forsyth, III and Thomas J. Holmberg, Jr., or either of them, as proxies for the undersigned, each with power to appoint his substitute, to attend the Special Meeting of Shareholders of the Frontegra Growth Fund to be held at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062 on April 30, 2003, at 10:00 a.m., local time, and any adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated March 10, 2003 and revokes any proxy previously given with respect to such meeting.

DATE:  __________________________________, 2003

NOTE:  Please sign exactly as your name appears on this Proxy.  If joint owners, EITHER may sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

______________________________________________

Signature(s)

(Title(s), if applicable)

This proxy will be voted as specified below.  IF THE PROXY IS EXECUTED, BUT NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.  Please indicate by filling in the appropriate box below.

1.

To approve the new sub-advisory agreement

FOR

AGAINST

ABSTAIN

between Frontegra Asset Management, Inc.

[  ]

[  ]

[  ]

and Northern Capital Management, LLC.

In their discretion, the named proxies may vote

upon any other matters which may legally come

before the meeting, or any adjournment thereof.

WE NEED YOUR VOTE BEFORE APRIL 30, 2003

Your vote is important.  If you are unable to attend the meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope.  Your prompt return of the proxy will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation.  Sending in your proxy will not prevent you from personally voting your shares at the meeting.  You may revoke your proxy before it is voted at the meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person.

THANK YOU FOR YOUR TIME